Exhibit 99.1

NEWS FROM ARCH COAL NOT FOR IMMEDIATE RELEASE Investors: Charles Dayton 314/994.2912

Arch Coal, Inc. Announces Receipt of Requisite Consent for 2020 Exchange Offer and Extension of Private Debt Exchange Offers

ST. LOUIS, July 16, 2015 — Arch Coal, Inc. (“Arch”) (NYSE:ACI) today announced the receipt of required consents in connection with its pending private offer to exchange (the “2020 Exchange Offer”) new 6.25% Trust Certificates due 2021 (the “Trust Certificates”) and a cash payment for any and all of its outstanding 7.25% Senior Notes due 2020 (the “2020 Notes”).  In conjunction with the 2020 Exchange Offer, Arch solicited consents from holders of 2020 Notes to the adoption of proposed amendments to the indenture governing the 2020 Notes to modify certain restrictive covenants contained in such indenture to conform to Arch’s other indentures, including with respect to the issuance of additional secured debt (the “Proposed Amendments”).  Arch has received consents to the Proposed Amendments from holders of greater than a majority of the outstanding aggregate principal amount of 2020 Notes.  The supplemental indenture to the indenture governing the 2020 Notes has been executed, however the provisions thereof will not be operative until all of the 2020 Notes that have been tendered prior to the date of the supplemental indenture have been accepted for exchange and exchanged in accordance with the terms of the 2020 Exchange Offer.

Arch also announced the extension of (1) the 2020 Exchange Offer and (2) its pending private offer to exchange (the “Concurrent Exchange Offer” and, together with the 2020 Exchange Offer, the “Exchange Offers”) new Trust Certificates, 8.00% Senior Secured Notes due 2022 (the “New 2022 Secured Notes”) and 12.00% Senior Secured Second Lien Notes due 2023 (the “New 2023 Secured Notes”) for its outstanding 7.000% Senior Notes due 2019 (“Old 7.000% 2019 Notes”), 9.875% Senior Notes due 2019 (“Old 9.875% 2019 Notes”) and 7.250% Senior Notes due 2021 (“Old 7.250% 2021 Notes” and, together with the Old 7.000% 2019 Notes and the Old 9.875% 2019 Notes, the “Old Notes”).

The 2020 Exchange Offer, originally set to expire at 12:00 midnight, New York City time, on July 30, 2015, has been extended and is now set to expire at 12:00 midnight, New York City time, on July 31, 2015.  The Concurrent Exchange Offer, originally set to expire at 12:00 midnight, New York City time, on July 30, 2015, has been extended and is now set to expire at 12:00 midnight, New York City time, on August 4, 2015.  Additionally, the Early Tender Time for the 2020 Exchange Offer, originally set at 5:00 p.m., New York City time, on July 16, 2015, has been extended and is now set at 5:00 p.m. New York City time on July 17, 2015 and the Early Tender Time for the Concurrent Exchange Offer, originally set at 5:00 p.m., New York City time, on July 16, 2015, has been extended and is now set at 5:00 p.m. New York City time on July 21, 2015.  The Withdrawal Deadline for both Exchange Offers has passed and tendered 2020 Notes and Old Notes may no longer be withdrawn and consents in respect of the 2020 Exchange Offer may no longer be revoked.

As of 5:00 p.m. New York City time on July 16, 2015, approximately $414 million aggregate principal amount of 2020 Notes, $477 million aggregate principal amount of Old 7.000% 2019 Notes, $148 million aggregate principal amount of Old 9.875% 2019 Notes and $398 million aggregate principal amount of Old 7.250% 2021 Notes have been validly tendered pursuant to the Exchange Offers.  Upon the terms and subject to the conditions of the 2020 Exchange Offer, and assuming no further tenders of 2020 Notes, holders of such tendered 2020 Notes would receive, in addition to the cash amounts specified in the terms of 2020 Exchange Offer, approximately $173 million aggregate principal amount of Trust Certificates.  Upon the terms and subject to the conditions of the Concurrent Exchange Offer, and assuming no further tenders of 2020 Notes or Old Notes, all holders of each series of such tendered Old Notes would receive the same proportionate principal amount of (i) approximately $231 million aggregate principal amount of Trust Certificates, (ii) approximately $186 million aggregate principal amount of New 2022 Secured Notes and (iii) no New 2023 Secured Notes.

As previously disclosed and as described below, Arch has made alternative arrangements on similar economic terms for holders of the 2020 Notes not eligible to participate in the 2020 Exchange Offer.  Those arrangements have an early participation deadline of July 17, 2015 and an expiration date of July 31, 2015.  Arch is providing the extensions with respect to the 2020 Exchange Offer described above solely to align the expiration time and Early Tender Time for the 2020 Exchange Offer with those dates.

The terms of the 2020 Exchange Offer are set forth in the Confidential Offering Memorandum and Consent Solicitation Statement (the “2020 Exchange Offering Memorandum”) and the accompanying Consent and Letter of Transmittal related to the 2020 Exchange Offer (the “Consent and Letter of Transmittal”). The terms of the Concurrent Exchange Offer are set forth in the Confidential Offering Memorandum (the “ Concurrent Exchange Offering Memorandum”) and the accompanying Letter of Transmittal related to the Concurrent Exchange Offer (the “Letter of Transmittal”).

The offering documents for the 2020 Exchange Offer and the Concurrent Exchange Offer will be distributed only to holders of 2020 Notes or Old Notes that complete and return a letter of eligibility confirming that they are Eligible Holders (as defined below).  Copies of the eligibility letter are available to holders through the information agent for the Exchange Offers, Ipreo LLC, at (888) 593-9546 (U.S. toll-free) or (212) 849-3880.

Holders of the 2020 Notes that are not Eligible Holders will not be able to receive the 2020 Exchange Offering Memorandum and the Consent and Letter of Transmittal or to participate in the 2020 Exchange Offer.  However, Arch will make alternative arrangements on equivalent economic terms to the 2020 Exchange Offer for holders ineligible to participate in the 2020 Exchange Offer.  Such holders should contact Investor Relations at Arch by calling (314) 994-2700, and, after furnishing proof that they are not Eligible Holders, will receive information about arrangements available to them. The 2020 Exchange Offer is made only by, and pursuant to the terms of, the 2020 Exchange Offering Memorandum and the Consent and Letter of Transmittal, and the information in this news release is qualified by reference thereto.

Holders of the Old Notes that are not Eligible Holders will not be able to receive the Concurrent Exchange Offering Memorandum and the Letter of Transmittal or to participate in the Concurrent Exchange Offer.  The Concurrent Exchange Offer is made only by, and pursuant to the terms of, the Concurrent Exchange Offering Memorandum and the Letter of Transmittal, and the information in this news release is qualified by reference thereto.

The Exchange Offers are being made, and the Trust Certificates, the New 2022 Secured Notes and the New 2023 Secured Notes are being offered and issued, solely to holders of 2020 Notes, or Old Notes, as applicable, who are both “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and “qualified purchasers” as defined in Section 2(a)(51) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), in a private placement in reliance upon an exemption from the registration requirements of the Securities Act.  The holders of 2020 Notes or Old Notes, as applicable, that are eligible to participate in the Exchange Offers pursuant to the foregoing conditions are referred to as “Eligible Holders.”  The Trust Certificates, the New 2022 Secured Notes and the New 2023 Secured Notes have not and will not be registered under the Securities Act and may not be transferred or resold except as permitted under the Securities Act and other applicable securities laws, pursuant to registration or exemption therefrom.  Additionally, Arch Pass Through Trust (issuer of the Trust Certificates) has not been and will not be registered as an investment company under the Investment Company Act, in reliance on the exemption set forth in Section 3(c)(7) thereof.  This news release does not constitute an offer to purchase or a solicitation of an offer to sell any securities.

ABOUT ARCH: U.S.-based Arch Coal, Inc. is one of the world’s top coal producers for the global steel and power generation industries, serving customers on five continents.  Its network of mining complexes is the most diversified in the United States, spanning every major coal basin in the nation.  Arch controls more than 5 billion tons of high-quality metallurgical and thermal coal reserves, with access to major railroads, inland waterways and a growing number of seaborne trade channels.

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Forward-Looking Statements:  This press release contains “forward-looking statements” — that is, statements related to future, not past, events.  In this context, forward-looking statements often address our expected future business and financial performance, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” or “will.”  Forward-looking statements by their nature address matters that are, to varying degrees, uncertain.  For us, particular uncertainties arise from changes in the demand for our coal by the domestic electric generation industry; from legislation and regulations relating to the Clean Air Act and other environmental initiatives; from operational, geological, permit, labor and weather-related factors; from fluctuations in the amount of cash we generate from operations; from future integration of acquired businesses; and from many other matters of national, regional and global scale, including those of a political, economic, business, competitive or regulatory nature.  These uncertainties may cause our actual future results to be materially different than those expressed in our forward-looking statements.  We do not undertake to update our forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.  For a description of some of the risks and uncertainties that may affect our future results, you should see the risk factors described from time to time in the reports we file with the Securities and Exchange Commission.